FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Disclosure of notes and other explanatory information [Abstract]
FINANCIAL RISK MANAGEMENT
Financial risk factors
Ternium’s activities expose the Company to a variety of risks: market risk (including the effects of changes in foreign currency exchange rates, interest rates and commodities prices), credit risk and liquidity risk.
Ternium’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance. Ternium’s subsidiaries may use derivative financial instruments to hedge certain risk exposures.
Market Risk
(i) Foreign exchange rate risk
Ternium operates and sells its products in different countries, and as a result is exposed to foreign exchange rate volatility. In addition, the Company entered into several borrowings that contain covenants providing for the compliance with certain financial ratios, including ratios measured in currencies other that the U.S. dollar. This situation exposes Ternium to a risk of non-compliance derived from volatility in foreign exchange rates. Ternium’s subsidiaries may use derivative contracts in order to hedge their exposure to exchange rate risk derived from their trade and financial operations.
Ternium’s foreign exchange policy is to minimize the negative impact of fluctuations in the value of other currencies with respect to the U.S. dollar. Ternium’s subsidiaries monitor their net cash flows in currencies other than the U.S. dollar, and analyze potential hedging according to market conditions. This hedging can be carried out by netting positions or by financial derivatives. However, regulatory or legal restrictions in the countries in which Ternium’s subsidiaries operate, could limit the possibility of the Company carrying out its hedging policy.
Ternium has foreign operations, whose net assets are exposed to foreign currency translation risk, some of which may impact net income. The fact that some subsidiaries have measurement currencies other than the U.S. dollar may, at times, distort the results of the hedging efforts as reported under IFRS.
The following table shows a breakdown of Ternium’s assessed financial position exposure to currency risk as of December 31, 2017. These balances include intercompany positions where the intervening parties have different functional currencies.

	Functional currency
USD million Exposure to	USD	ARS

US dollar (USD)	—	(102)
EU euro (EUR)	14	(5)
Argentine peso (ARS)	—	—
Mexican peso (MXN)	(434)	—
Brazilian real (BRL)	(194)	(3)
Colombian peso (COP)	21	—
Other currencies	(2)	—

The main relevant exposures correspond to:
(a)Argentine peso vs. US dollar
The cumulative devaluation for the Argentine peso during 2017 was 14.8%. The devaluation generated a negative effect of USD 97 million, included as currency translation adjustment in Other comprehensive income in connection with the valuation of Ternium's Argentine subsidiaries’ equities (mainly Ternium Argentina S.A.), and a loss of USD 47 million, included as net foreign exchange results in the Income Statement.
If the Argentine peso had weakened by 1% against the US dollar, it would have generated a pre-tax loss of USD 1.1 million as of December 31, 2017, and a pre-tax loss of USD 0.7 million as of December 31, 2016.
(b)Mexican peso vs. US dollar
If the Mexican peso had weakened by1% against the US dollar, it would have generated a pre-tax gain of USD 4.3 million and USD 5.5 million as of December 31, 2017 and 2016, respectively.

(c)Colombian peso vs. US dollar
If the Colombian peso had weakened by 1% against the US dollar, it would have generated a pre-tax loss of USD 0.2 million and a pre-tax gain of USD 0.1 million as of December 31, 2017 and 2016, respectively.

(d)     Brazilian real vs. US dollar
If the Brazilian real had weakened by 1% against the US dollar, it would have generated a pre-tax gain of USD 1.9 million as of December 31, 2017.

We estimate that if the Argentine peso, Mexican peso, Colombian peso and Brazilian real had weakened simultaneously by 1% against the US dollar with all other variables held constant, total pre-tax income for the year would have been USD 4.9 million higher (USD 4.9 million higher as of December 31, 2016), as a result of foreign exchange gains/losses on translation of US dollar-denominated financial position, mainly trade receivables, trade payables, borrowings and other liabilities.
Considering the same variation of the currencies against the US dollar of all net investments in foreign operations amounting to USD 1.2 billion, the currency translation adjustment included in total equity would have been USD 11.9 million lower (USD 10.4 million lower as of December 31, 2016), arising mainly from the adjustment on translation of the equity related to the Argentine peso and the Brazilian real.
(ii) Interest rate risk
Ternium manages its exposure to interest rate volatility through its financing alternatives and hedging instruments. Borrowings issued at variable rates expose the Company to the risk of increased interest expense in the event of a raise in market interest rates, while borrowings issued at fixed rates expose the Company to a variation in its fair value. The Company’s interest-rate risk mainly arises from long-term borrowings that bear variable-rate interest that is partially fixed through different derivative transactions, such as interest rate swaps.
Ternium’s nominal weighted average interest rate for its debt instruments, which do not include neither the effect of derivative financial instruments, nor the devaluation of the local currencies, was 4.76% and 6.92% for 2017 and 2016, respectively. These rates were calculated using the rates set for each instrument in its corresponding currency and weighted using the dollar-equivalent outstanding principal amount of each instrument as of December 31, 2017 and 2016, respectively.
Ternium’s total variable interest rate debt amounted to USD 2,075 million (64.4% of total borrowings) at December 31, 2017 and USD 814 million (66.8% of total borrowings) at December 31, 2016.
If interest rates on the aggregate average notional of US dollar denominated borrowings held during 2017, excluding borrowings with derivatives contracts mentioned in Note 22 (a), had been 100 basis points higher with all other variables held constant, total pre-tax income for the year ended December 31, 2017 would have been USD 20.5 million lower (USD 13.5 million lower as of December 31, 2016).
Credit risk
Credit risk arises from cash and cash equivalents, deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables and committed transactions. Ternium’s subsidiaries have credit guidelines in place to ensure that derivative and treasury counterparties are limited to high credit quality financial institutions.
Ternium invests in financial assets with a minimum credit rating of investment grade established by an international qualification agency renowned in the financial market, in line with corporate investment portfolio policies. Approximately 75.7% of the Company’s liquid financial assets correspond to investment grade rated instruments as of December 31, 2017, in comparison with approximately 65.7% as of December 31, 2016.
Ternium has no significant concentrations of credit risk from customers. No single customer accounts for more than five percent of Ternium’s sales. Ternium’s subsidiaries have policies in place to ensure that sales are made to customers with an appropriate credit history, and that credit insurances, letters of credit or other instruments are requested to reduce credit risk whenever deemed necessary. The subsidiaries maintain allowances for potential credit losses. The utilization of credit limits is regularly monitored.
Trade and other receivables are carried at face value less allowance for doubtful accounts, if applicable. This amount does not differ significantly from fair value. The other receivables do not contain significant impaired assets.
As of December 31, 2017, trade receivables total USD 1,011.4 million (USD 635.0 million as of December 31, 2016). These trade receivables are collateralized by guarantees under letter of credit and other bank guarantees of USD 2.6 million (USD 2.4 million as of December 31, 2016), credit insurance of USD 380.0 million (USD 326.9 million as of December 31, 2016) and other guarantees of USD 15.0 million (USD 7.6 million as of December 31, 2016).
As of December 31, 2017, trade receivables of USD 910.7 million (USD 571.9 million as of December 31, 2016) were fully performing.
As of December 31, 2017, trade receivables of USD 117.3 million (USD 69.1 million as of December 31, 2016) were past due (mainly up to 180 days).
The amount of the allowance for doubtful accounts was USD 16.5 million as of December 31, 2017 (USD 6.0 million as of December 31, 2016).
The carrying amounts of the Company’s trade and other receivables as of December 31, 2017, are denominated in the following currencies:

Currency	USD million

US dollar (USD)	971
EU euro (EUR)	27
Argentine peso (ARS)	53
Mexican peso (MXN)	163
Brazilian real (BRL)	760
Colombian peso (COP)	76
Other currencies	1

2,051
Liquidity risk
Management maintains sufficient cash and marketable securities and credit facilities to finance normal operations. Management monitors rolling forecasts of the group’s liquidity reserve on the basis of expected cash flow.
The table below analyses financial liabilities into relevant maturity groups based on the remaining period at the date of the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

USD million	2018	2019	2020	2021	Thereafter
Borrowings	1,506	423	430	411	452
Interests to be accrued (1)	76	45	32	20	10
Trade payables and other liabilities	909	22	15	14	16
Total	2,491	490	477	445	478
(1) These amounts do not include the effect of derivative financial instruments.
As of December 31, 2017, total borrowings less cash and cash equivalents and other current and non-current investments amounted to USD 2,748.3 million.
Capital risk
Ternium seeks to maintain an adequate debt/equity ratio considering the industry and the markets where it operates. The year-end ratio debt over debt plus equity is 0.36 and 0.19 as of December 31, 2017 and 2016, respectively. The Company does not have to comply with regulatory capital adequacy requirements as known in the financial services industry.

2)	Financial instruments by category and fair value hierarchy level
The accounting policies for financial instruments have been applied to the line items below. According to the scope and definitions set out in IFRS 7 and IAS 32, employers’ rights and obligations under employee benefit plans, and non-financial assets and liabilities such as advanced payments and income tax payables, are not included.

As of December 31, 2017 (in USD thousands)	Loans and receivables	Assets at fair value through profit and loss	Held to maturity	Total

(i) Assets as per statement of financial position
Receivables	488,718	—	—	488,718
Derivative financial instruments	—	2,304	—	2,304
Trade receivables	1,011,430	—	—	1,011,430
Other investments	30,231	99,505	6,129	135,865
Cash and cash equivalents	101,444	236,335	—	337,779

Total	1,631,823	338,144	6,129	1,976,096

As of December 31, 2017 (in USD thousands)	Derivatives	Other financial liabilities	Held to maturity	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	116,549	—	116,549
Trade payables	—	860,767	—	860,767
Derivative financial instruments	6,001	—	—	6,001
Finance lease liabilities	—	77,035	—	77,035
Borrowings	—	3,221,907	—	3,221,907

Total	6,001	4,276,258	—	4,282,259

As of December 31, 2016 (in thousands)	Loans and receivables	Assets at fair value through profit and loss	Held to maturity	Total

(i) Assets as per statement of financial position
Receivables	127,241	—	—	127,241
Derivative financial instruments	—	316	—	316
Trade receivables	635,015	—	—	635,015
Other investments	52,995	83,117	14,739	150,851
Cash and cash equivalents	83,437	100,026	—	183,463

Total	898,688	183,459	14,739	1,096,886

As of December 31, 2016 (in thousands)	Derivatives	Other financial liabilities	Held to maturity	Total

(ii) Liabilities as per statement of financial position
Other liabilities	—	35,107	—	35,107
Trade payables	—	580,941	—	580,941
Derivative financial instruments	287	—	—	287
Borrowings	—	1,218,635	—	1,218,635

Total	287	1,834,683	—	1,834,970

Fair Value by Hierarchy
Following the requirements contained in IFRS 13, Ternium categorizes each class of financial instrument measured at fair value in the statement of financial position into three levels, depending on the significance of the judgment associated with the inputs used in making the fair value measurements:

–	Level 1 comprises financial assets and financial liabilities whose fair values have been determined on the basis of quoted prices (unadjusted) in active markets for identical assets or liabilities.

–
Level 2 includes financial assets and financial liabilities for which fair values have been estimated using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

–	Level 3 comprises financial instruments for which inputs to estimate fair value of the assets or liabilities are not based on observable market data (unobservable inputs).
The following table presents the assets and liabilities that are measured at fair value as of December 31, 2017 and 2016:

	Fair value measurements as of December 31, 2017
	(in USD thousands):
Description	Total	Level 1	Level 2

Financial assets at fair value through profit or loss
Cash and cash equivalents	236,335	236,335	—
Other investments	99,505	99,505	—
Derivative financial instruments	2,304	—	2,304

Total assets	338,144	335,840	2,304

Financial liabilities at fair value through profit or loss
Derivative financial instruments	6,001	—	6,001

Total liabilities	6,001	—	6,001

	Fair value measurements as of December 31, 2016
	(in USD thousands):
Description	Total	Level 1	Level 2

Financial assets at fair value through profit or loss
Cash and cash equivalents	100,026	100,026	—
Other investments	83,117	78,105	5,012
Derivative financial instruments	316	—	316

Total assets	183,459	178,131	5,328

Financial liabilities at fair value through profit or loss
Derivative financial instruments	287	—	287

Total liabilities	287	—	287

There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy and there were no financial assets and liabilities considered as Level 3.
The fair value of financial instruments traded in active markets is based on quoted market prices at the reporting date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by Ternium is the current mid price. These instruments are included in Level 1 and comprise primarily corporate and sovereign debt securities.
The fair value of financial instruments that are not traded in an active market (such as certain debt securities, certificates of deposits with original maturity of more than three months, forward and interest rate derivative instruments) is determined by using valuation techniques which maximize the use of observable market data when available and rely as little as possible on entity specific estimates. If all significant inputs required to value an instrument are observable, the instrument is included in Level 2. Ternium values its assets and liabilities included in this level using mid prices, interest rate curves, broker quotations, current exchange rates and forward rates volatilities obtained from market contributors as of the valuation date.
If one or more of the significant inputs are not based on observable market data, the instruments are included in Level 3. Ternium values its assets and liabilities in this level using observable market inputs and management assumptions which reflect the Company’s best estimate on how market participants would price the asset or liability at measurement date.

3	Accounting for derivative financial instruments and hedging activities
Derivative financial instruments are initially recognized in the statement of financial position at cost and subsequently measured at fair value. Changes in fair value are disclosed under “Other financial income (expenses), net” line item in the income statement. Ternium does not hedge its net investments in foreign entities.
Ternium designates certain derivatives as hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction. These transactions are classified as cash flow hedges (mainly interest rate swaps). The effective portion of the fair value of derivatives that are designated and qualify as cash flow hedges is recognized within other comprehensive income. Amounts accumulated in other comprehensive income are recognized in the income statement in the same period than any offsetting losses and gains on the hedged item. The gain or loss relating to the ineffective portion is recognized immediately in the income statement. The fair value of Ternium derivative financial instruments (asset or liability) continues to be reflected on the statement of financial position.
For transactions designated and qualifying for hedge accounting, Ternium documents at inception the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. The Company also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. At December 31, 2017, the effective portion of designated cash flow hedges amounts to USD 0.7 million (net of taxes) and is included as “Cash flow hedges” line item in the statement of comprehensive income.
The fair values of various derivative instruments used for hedging purposes are disclosed in Note 22. The full fair value of a hedging derivative is classified as a non-current asset or liability when the remaining maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months.
Changes in the fair value of any derivative instruments that do not qualify for hedge accounting under IAS 39 are recognized immediately in the income statement.

4)	Fair value estimation
The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.
For the purpose of estimating the fair value of financial assets and liabilities with maturities of less than one year, the Company uses the market value less any estimated credit adjustments. For other investments, the Company uses quoted market prices.
As most borrowings incorporate floating rates that approximate market rates and the contractual repricing occurs mostly every 1 month, the fair value of the borrowings approximates their carrying amount and it is not disclosed separately.
In assessing the fair value of derivatives and other financial instruments, Ternium uses a variety of methods, including, but not limited to, estimated discounted value of future cash flows using assumptions based on market conditions existing at each year end.